                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of January, 1999

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  1998-12
                 (Exact name of the registrant as specified in charter)

                 Delaware                333-65911            36-4261435
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of January, 1999, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  1998-12, Monthly Distribution Report for January 1999.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 9, 1999

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  12/1998

SERIES:  1998-12                                        WEIGHTED AVERAGE PC RATE: 6.3260
----------------------------------------------------------------------------------------
ISSUE DATE:   11/30/1998
CERTIFICATE BALANCE AT ISSUE:   $682,062,143.24

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:              1991                       $676,509,978.63
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $557,135.65
   Unscheduled Principal Collection/Reversals                   $162,605.33
   Liquidations-in-full                             10        $3,155,996.90
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $3,875,737.88   -$3,875,737.88

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                 1981                       $672,634,240.75

SCHEDULED INTEREST AT MORTGAGE RATE:                          $4,008,144.29

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                        $76.71
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                              $76.71

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                               $440,581.59

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     -$2.44
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          -$2.44

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $7,443,379.73


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  12/1998

SERIES:  1998-12                                        WEIGHTED AVERAGE PC RATE: 6.3260
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $3,875,737.88     $3,567,562.70            $79.15     $3,567,641.85             $0.00     $7,443,379.73


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $6,820,621.00              $0.00                $0.00             $0.00      $6,820,621.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $230,001.00              $0.00                $0.00             $0.00        $230,001.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE      $13,641,243.00              $0.00                $0.00             $0.00     $13,641,243.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         18    $5,549,805.75         0            $0.00         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, And fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated November 25, 1998, and amended by that certain supplement to Prospectus Supplement, dated November 25, 1998, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of the Class I-B Certificates immediately after the principal and interest distribution on January 25, 1999 are as follows:

                   CLASS         CLASS PRINCIPAL BALANCE
                   I-B-1           $14,299,835.89
                   I-B-2            $6,128,500.82
                   I-B-3            $2,723,778.70
                   I-B-4            $2,383,305.48
                   I-B-5            $1,361,889.84
                   I-B-6            $2,042,833.27
                   Total           $28,940,144.00

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $6,820,621.00, $230,001.00, $13,641,243.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF December 31, 1998):

SERIES:  1998-12
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $672,634,240.75**    $5,549,805.75***     $5,549,805.75***

NUMBER                       1981                 18                   18

% OF POOL
(DOLLARS)                  100.00%              0.83%                0.83%

% OF POOL
(NO. OF LOANS)             100.00%              0.91%                0.91%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT               $0.00***            $0.00***            $0.00***

NUMBER                          0                   0                   0

% OF POOL
(DOLLARS)                    0.00%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 1999 scheduled payments and December 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of December 31, 1998.

Trading Factor, calculated as of distribution date : 0.98617736.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 1999, and unscheduled prepayments in months prior to January ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  12/1998

SERIES:  1998-12                                        WEIGHTED AVERAGE PC RATE: 7.2893
----------------------------------------------------------------------------------------
ISSUE DATE:   11/30/1998
CERTIFICATE BALANCE AT ISSUE:   $815,371,005.91

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:              6690                       $814,111,934.39
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $569,359.29
   Unscheduled Principal Collection/Reversals                   $312,225.59
   Liquidations-in-full                             32        $3,786,103.18
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $4,667,688.06   -$4,667,688.06

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                 6658                       $809,444,246.33

SCHEDULED INTEREST AT MORTGAGE RATE:                          $5,429,960.97

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                       -$40.12
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                             -$40.12

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                               $485,030.04

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     -$2.29
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          -$2.29

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $9,612,581.16


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  12/1998

SERIES:  1998-12                                        WEIGHTED AVERAGE PC RATE: 7.2893
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $4,667,688.06     $4,944,930.93           -$37.83     $4,944,893.10             $0.00     $9,612,581.16


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD    $12,849,669.00              $0.00                $0.00             $0.00     $12,849,669.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $473,987.00              $0.00                $0.00             $0.00        $473,987.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE      $25,699,339.00              $0.00                $0.00             $0.00     $25,699,339.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         87    $9,193,354.96         0            $0.00         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II, III and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated
November 25, 1998, and amended by that certain supplement to Prospectus Supplement dated, November 25, 1998, pursuant to which certain of the Group II, III and IV certificates were offered. The special hazard coverage, bankruptcy coverage and fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverage to the Group II, III, and IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

                   CLASS         CLASS PRINCIPAL BALANCE
                   C-B-1           $41,697,447.97
                   C-B-2           $19,886,474.88
                   C-B-3           $10,905,486.55
                   C-B-4            $7,056,491.12
                   C-B-5            $3,848,994.43
                   C-B-6            $6,414,996.38
                   Total           $89,809,891.32

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $12,849,669.00, $473,987.00, $25,699,339.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF December 31, 1998):

SERIES:  1998-12
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $809,444,246.33**    $9,193,354.96***     $9,193,354.96***

NUMBER                       6658                 87                   87

% OF POOL
(DOLLARS)                  100.00%              1.14%                1.14%

% OF POOL
(NO. OF LOANS)             100.00%              1.31%                1.31%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT               $0.00***            $0.00***            $0.00***

NUMBER                          0                   0                   0

% OF POOL
(DOLLARS)                    0.00%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 1999 scheduled payments and December 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of December 31, 1998.

Trading Factor, calculated as of distribution date : 0.99273121.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 1999, and unscheduled prepayments in months prior to January ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  12/1998

SERIES:  1998-12                                        WEIGHTED AVERAGE PC RATE: 7.1734
----------------------------------------------------------------------------------------
ISSUE DATE:   11/30/1998
CERTIFICATE BALANCE AT ISSUE:    $52,831,175.03

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               505                        $52,515,742.00
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $125,709.70
   Unscheduled Principal Collection/Reversals                    $28,096.25
   Liquidations-in-full                              1           $16,050.55
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                    $169,856.50     -$169,856.50

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  504                        $52,345,885.50

SCHEDULED INTEREST AT MORTGAGE RATE:                            $339,360.17

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                        -$1.37
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                              -$1.37

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $25,443.36

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     -$0.09
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          -$0.09

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                          $483,772.03


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  12/1998

SERIES:  1998-12                                        WEIGHTED AVERAGE PC RATE: 7.1734
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
     $169,856.50       $313,916.81            -$1.28       $313,915.53             $0.00       $483,772.03


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD    $12,849,669.00              $0.00                $0.00             $0.00     $12,849,669.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $473,987.00              $0.00                $0.00             $0.00        $473,987.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE      $25,699,339.00              $0.00                $0.00             $0.00     $25,699,339.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         17    $1,336,660.66         1      $167,564.29         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II, III and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated
November 25, 1998, and amended by that certain supplement to Prospectus Supplement dated, November 25, 1998, pursuant to which certain of the Group II, III and IV certificates were offered. The special hazard coverage, bankruptcy coverage and fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverage to the Group II, III, and IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.


                   CLASS         CLASS PRINCIPAL BALANCE
                   C-B-1           $41,697,447.97
                   C-B-2           $19,886,474.88
                   C-B-3           $10,905,486.55
                   C-B-4            $7,056,491.12
                   C-B-5            $3,848,994.43
                   C-B-6            $6,414,996.38
                   Total           $89,809,891.32

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $12,849,669.00, $473,987.00, $25,699,339.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF December 31, 1998):

SERIES:  1998-12
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT      $52,345,885.50**    $1,504,224.95***     $1,336,660.66***

NUMBER                        504                 18                   17

% OF POOL
(DOLLARS)                  100.00%              2.87%                2.55%

% OF POOL
(NO. OF LOANS)             100.00%              3.57%                3.37%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $167,564.29***            $0.00***            $0.00***

NUMBER                          1                   0                   0

% OF POOL
(DOLLARS)                    0.32%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.20%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 1999 scheduled payments and December 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of December 31, 1998.

Trading Factor, calculated as of distribution date : 0.99081433.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 1999, and unscheduled prepayments in months prior to January ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  12/1998

SERIES:  1998-12                                        WEIGHTED AVERAGE PC RATE: 7.0267
----------------------------------------------------------------------------------------
ISSUE DATE:   11/30/1998
CERTIFICATE BALANCE AT ISSUE:   $416,376,225.99

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:              1165                       $414,935,638.89
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $297,080.81
   Unscheduled Principal Collection/Reversals                   $311,508.67
   Liquidations-in-full                             12        $4,683,697.34
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $5,292,286.82   -$5,292,286.82

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                 1153                       $409,643,352.07

SCHEDULED INTEREST AT MORTGAGE RATE:                          $2,706,291.93

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                       $274.98
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                             $274.98

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                               $276,556.94

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     -$6.02
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          -$6.02

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $7,722,302.81


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  12/1998

SERIES:  1998-12                                        WEIGHTED AVERAGE PC RATE: 7.0267
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $5,292,286.82     $2,429,734.99           $281.00     $2,430,015.99             $0.00     $7,722,302.81


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD    $12,849,669.00              $0.00                $0.00             $0.00     $12,849,669.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $473,987.00              $0.00                $0.00             $0.00        $473,987.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE      $25,699,339.00              $0.00                $0.00             $0.00     $25,699,339.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          6    $2,122,212.02         0            $0.00         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group C-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II, III and IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated
November 25, 1998, and amended by that certain supplement to Prospectus Supplement dated, November 25, 1998, pursuant to which certain of the Group II, III and IV certificates were offered. The special hazard coverage, bankruptcy coverage and fraud coverage (collectively, "Credit Enhancements") provided by the C-B Certificates provide coverage to the Group II, III, and IV Loans, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any one or more of such Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses.

                   CLASS         CLASS PRINCIPAL BALANCE
                   C-B-1           $41,697,447.97
                   C-B-2           $19,886,474.88
                   C-B-3           $10,905,486.55
                   C-B-4            $7,056,491.12
                   C-B-5            $3,848,994.43
                   C-B-6            $6,414,996.38
                   Total           $89,809,891.32

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $12,849,669.00, $473,987.00, $25,699,339.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF December 31, 1998):

SERIES:  1998-12
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $409,643,352.07**    $2,122,212.02***     $2,122,212.02***

NUMBER                       1153                  6                    6

% OF POOL
(DOLLARS)                  100.00%              0.52%                0.52%

% OF POOL
(NO. OF LOANS)             100.00%              0.52%                0.52%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT               $0.00***            $0.00***            $0.00***

NUMBER                          0                   0                   0

% OF POOL
(DOLLARS)                    0.00%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 1999 scheduled payments and December 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of December 31, 1998.

Trading Factor, calculated as of distribution date : 0.98382983.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 1999, and unscheduled prepayments in months prior to January ) can be calculated.